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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       September 21, 2005
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                           Duckwall-ALCO Stores, Inc.
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             (Exact name of registrant as specified in its charter)

          Kansas                       0-20269                  48-0201080
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(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                  Number)              Identification No.)



401 Cottage, Abilene, KS                                         67410-2832
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code          (785) 263-3350
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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


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Item 1.01   Entry into a Material Definitive Agreement

      On September 23, 2005, Duckwall-ALCO Stores, Inc. (the "Company") entered into an oral agreement with Weeden & Company to purchase 117,945 shares for $23.73 per share of the Company's common stock, par value $0.0001, plus a $0.04 a share commission. This transaction is anticipated to close in three business days.

      Further, on September 21, 2005, the Board of Directors of the Company (the "Board") resolved that commencing in the fourth quarter of fiscal 2006, Warren Gfeller, Chairman of the Board (the "Chairman") shall receive his regular annual Director's fee in the amount of Twenty-Four Thousand Dollars ($24,000.00) plus an additional annual fee of Twenty-Four Thousand Dollars ($24,000.00) for services as Chairman. These fees will be paid by the Company to the Chairman on a quarterly basis. The Board also resolved to pay to the Chairman the sum of Seventy-Five Thousand Dollars ($75,000.00) as a special Bonus for the services rendered to the Company during his tenure as the Chairman.

Item 1.02   Termination of a Material Definitive Agreement

      On September 21, 2005, the Company terminated the Rule 10b5-1 and 10b-18 Stock Repurchase Agreement dated August 23, 2005 between the Company and Jefferies & Co., Inc. ("Jefferies") pursuant to the terms of such agreement. The Company notified Jefferies in writing on September 20, 2005 of such termination. The Company plans to enter into a new repurchase agreement which complies with Rules 10b-5 and 10b-18 promulgated under the Securities Exchange Act of 1934.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                        (Registrant)
                                                  Duckwall-ALCO Stores, Inc.

 Date:  September 26, 2005                   By: /s/ Richard A. Mansfield
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                                                 Name:   Richard A. Mansfield
                                                 Title:  Vice President -
                                                         Finance Chief Financial
                                                         Officer



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